SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 30, 2006

Securitized Asset Backed Receivables LLC

(as depositor for the Securitized Asset Backed Receivables LLC Trust 2006-CB5 to be formed pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2006, relating to the Securitized Asset Backed Receivables LLC Trust 2006-CB5 Mortgage Pass Through Certificates, Series 2006-CB5)

(Exact name of registrant as specified in its charter)
Delaware	333-130543-03	___37-1472598___
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 412-4000

                                       Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed for the purposes of filing certain legal opinions to be rendered by McKee Nelson LLP in connection with the proposed offering of the Securitized Asset Backed Receivables LLC Trust 2006-CB5, Mortgage Pass-Through Certificates, Series 2006-CB5, attached hereto as Exhibits 5.1, 8.1 and 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality of the certificates (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

SECURITIZED ASSET BACKED RECEIVABLES LLC
By:/s/ Julie A. Grossman
Name: Julie A. Grossman
Title: Assistant Secretary

Dated:  June 30, 2006

EXHIBIT INDEX

Exhibit

5.1	Opinion of McKee Nelson LLP as to legality of the certificates (including consent of such firm).
8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm).
23.1	Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1).